Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Covenant Logistics Group, Inc. (the "Company") on Form 10-Q for the period ending June 30, 2020, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David R. Parker, Chief Executive Officer of the Company, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify, that to the best of my knowledge:

(1)     The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 10, 2020	/s/ David R. Parker
David R. Parker
Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to Covenant Logistics Group, Inc. and will be retained by Covenant Logistics Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.